UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2022

Civista Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio	44870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CIVB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 10, 2022, Civista Bancshares, Inc., an Ohio corporation (“Civista”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Comunibanc Corp., an Ohio corporation (“Comunibanc”). Upon the terms of the Merger Agreement and subject to the conditions therein, at the effective time of the merger (the “Effective Time”), Comunibanc will merge with and into Civista with Civista being the surviving corporation (the “Merger”) and, immediately after the Effective Time, The Henry County Bank, an Ohio-chartered bank and a wholly-owned subsidiary of Comunibanc (“Henry County Bank”) will merge with and into Civista Bank, an Ohio-chartered bank and a wholly-owned subsidiary of Civista (“Civista Bank”), with Civista Bank as the surviving bank in the merger. The Boards of Directors of Civista and Comunibanc have unanimously approved the Merger and the Merger Agreement.

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Comunibanc shareholders will have the right to receive, for each common share issued and outstanding immediately prior to the Effective Time (except for Treasury Shares and Dissenting Shares, both as defined in the Merger Agreement), 1.1888 Civista common shares (the “Stock Consideration”) and $30.13 in cash (the “Cash Consideration”), as each of those terms is defined in the Merger Agreement. The Cash Consideration and the Stock Consideration are collectively referred to herein as the “Merger Consideration”.

The Merger Agreement contains customary representations and warranties from both Civista and Comunibanc, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of Comunibanc’s business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) the obligations of Comunibanc to facilitate its shareholders’ consideration of, and voting upon, the Merger Agreement and the transactions contemplated thereby and, subject to certain exceptions related to an unsolicited third party bona fide written acquisition proposal that is a Superior Proposal (as defined in the Merger Agreement), the obligation of the board of Comunibanc to recommend that its shareholders adopt the Merger Agreement, and (iii) Comunibanc’s non-solicitation obligations relating to alternative acquisition proposals. Civista and Comunibanc have agreed to use their reasonable best efforts to prepare and file all applications, notices, and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including (i) adoption of the Merger Agreement by Comunibanc’s shareholders, (ii) authorization for listing of the Civista common shares to be issued in the Merger on the Nasdaq Capital Market, (iii) effectiveness of the Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Securities Act”), to register Civista common shares for issuance pursuant to the Merger, (iv) the absence of any order, injunction or decree by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or the Bank Merger, and (v) effectiveness of all regulatory authorizations, consents, orders or approvals of the transactions contemplated by the Merger Agreement that are necessary to consummate the transactions and expiration of all statutory waiting periods in respect thereof.

Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of Comunibanc in the case of Civista and Civista in the case of Comunibanc, and (ii) performance in all material respects by Comunibanc in the case of Civista and Civista in the case of Comunibanc of its obligations under the Merger Agreement.

The Merger Agreement provides customary termination rights for both Civista and Comunibanc and further provides that a termination fee equal to $2,008,000 will be payable by Comunibanc to Civista upon termination of the Merger Agreement under certain circumstances.

Pursuant to support agreements entered into in connection with the Merger Agreement, directors of Comunibanc have agreed to vote all of their shares of Comunibanc common stock in favor of the Merger. In addition, after the Effective Date, one of the Comunibanc directors will join the Civista Bank Board of Directors.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement is attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any further financial information about Civista or its subsidiaries. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Civista, Comunibanc or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by Civista.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Comunibanc, Civista, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement/prospectus of Civista, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Civista makes with the Securities and Exchange Commission (“SEC”).

Item 7.01.	Regulation FD Disclosure.

Civista issued a joint press release with Comunibanc on January 10, 2022, in connection the announcement of the entry into the Merger Agreement, which press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Civista disclosed in the press release that it will host an investor conference call and webcast on January 11, 2022, at 10:00 a.m., ET, to provide an overview of the transaction and highlights. Participants may join the conference ten minutes prior to the start time by calling 1-855-238-2712 and asking for the Civista Bancshares conference. Additionally, the live webcast may be accessed from the ‘Webcasts and Presentations’ page of the Company’s website, www.civb.com, or from the ‘Upcoming Events’ tab on the CIVB mobile site. A copy of the presentation materials is attached hereto as Exhibit 99.2. Civista does not plan to update the presentation materials.

The preceding information, as well as Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information about the Merger

This communication is being made in respect of the proposed merger transaction described above. This communication does not constitute an offer to sell or the solicitation of an offer to buy securities of Civista or a solicitation of any vote or approval. Civista will file a registration statement on Form S-4 and other documents regarding the proposed transaction referenced in this communication related to the proposed transaction with the Securities and Exchange Commission (“SEC”) to register the shares of Civista’s common stock to be issued to the shareholders of Comunibanc. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Comunibanc in advance of its special meeting of shareholders to be held to consider the proposed transaction with Civista. Before making any voting or investment decision, the investors, and shareholders of Comunibanc are urged to carefully read the entire proxy statement/prospectus when it becomes available and any other relevant documents to be filed with the SEC in connection with the proposed transaction, as well as any amendments or supplements to those documents, because they will contain important information about Civista, Comunibanc and the proposed transaction. Investors and shareholders of Comunibanc are also urged to carefully review and consider Civista’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Investors and shareholders of Comunibanc may obtain a free copy of Civista’s public filings with the SEC and the proxy statement/prospectus related to the proposed transaction (when available) through the website maintained by the SEC at www.sec.gov, or by directing a request to Civista Bancshares, Inc., 100 East Water Street P.O. Box 5016, Sandusky, Ohio 44870, Attn: Dennis G. Shaffer, President and Chief Executive Officer.

Civista and Comunibanc and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Comunibanc in connection with the proposed transaction. Information about the directors and executive officers of Civista is set forth in the proxy statement for Civista’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 15, 2021. Information about the directors and executive officers of Comunibanc regarding their interests and the interests of other persons who may be deemed participants in the transaction will be set forth in the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this communication, which are not statements of historical fact, may constitute “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, management plans relating to the Merger; the expected timing of the completion of the Merger; the ability to complete the Merger; the ability to obtain any required regulatory, shareholder or other approvals related to the Merger; and any other plans, expectations, goals, projections and benefits relating to the Merger, which are subject to numerous assumptions, risks, and uncertainties. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target” “outlook,” “estimate,” “forecast,” “project”, “can”, “should”, “estimate”, “foresee”, and other similar words and expressions or negatives of these words, but are not the exclusive means of identifying such statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither Civista nor Comunibanc assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are, by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Civista or Comunibanc anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Civista’s Annual Report on Form 10-K. In addition to factors disclosed in reports filed by Civista with the SEC, risks and uncertainties for Civista, Comunibanc, and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Comunibanc operations with those of Civista will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the inability to complete the merger due to the failure of Comunibanc’s shareholders to adopt the Merger Agreement; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management’s attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on Civista’s, Comunibanc’s, or the combined company’s respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Civista’s issuance of additional shares of Civista common stock in connection with the Merger; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Civista, Comunibanc and the combined company; and general competitive, economic, political and market conditions and fluctuations. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger between Civista Bancshares, Inc. and Comunibanc Corp. dated as of January 10, 2022

99.1	Press Release of Civista Bancshares, Inc. dated January 10, 2022

99.2	Investor Presentation Materials for Civista Conference Call on January 11, 2022

104	Cover Page Interactive File-the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civista Bancshares, Inc.

By:	/s/ Todd A. Michel
Todd A. Michel
Senior Vice President and Controller

Date: January 10, 2022